PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- EQUITY FUNDS
SUPPLEMENT DATED JUNE 30, 2005 TO PROSPECTUS DATED JULY 31, 2004


--------------------------------------------------------------------------------

The following replaces the second paragraph under "Fund Management" on page 40 of the Prospectus:

The manager for the GROWTH OPPORTUNITIES FUND and the SMALL CAP GROWTH FUND is John B. Leo, Senior Vice President of Northern Trust. Mr. Leo has had such responsibility since July 2004. Joining Northern Trust in 1984, Mr. Leo has managed various equity portfolios during the past five years.

The following replaces the sixth paragraph under "Fund Management" on page 40 of the Prospectus:

The manager for the MID CAP GROWTH FUND is Deborah Koch, Vice President of Northern Trust. Ms. Koch has had such responsibility since joining Northern Trust in May 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management. From 1992 to 2000, she was a portfolio manager at Scudder Kemper Investments.



--------------------------------------------------------------------------------


                                                          EQTY SPT 6/05
                                     50 South LaSalle Street
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
     [NORTHERN FUNDS LOGO]           northernfunds.com